UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 8, 2008

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (843)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                On August 8, 2008, Force Protection, Inc. was awarded through its wholly-owned subsidiary, Force Protection Industries, Inc., a contract modification under its contract with the U.S. Marine Corps for the Mine Resistant Ambush Protected (“MRAP”) Program.  The total consideration under this undefinitized contract modification is approximately $69.5 million for the provision of service and support, including spare parts, for MRAP vehicles.  A portion of the work under this contract modification may be performed by General Dynamics Land Systems, Inc. (“GDLS”) pursuant to the terms of the workshare allocation set forth in the agreement dated December 15, 2006  between Force Protection, Inc. and GDLS, whereby GDLS is entitled to perform approximately 50% of the work awarded under the MRAP program. Force Protection will record all of the revenue for the MRAP contract and a corresponding expense for the work subcontracted to GDLS.   The award was made pursuant to a contract between Force Protection Industries, Inc. and U.S. Marine Corps dated January 25, 2007 for the testing, production and sustainability for its MRAP vehicle program.

                This  Current Report on Form 8-K  contains  forward-looking  statements  that  involve risks and uncertainties, including, without limitation, statements  concerning  our  business  and possible or assumed future results of operations.  Certain words,  such  as  “believe,”   “may,” “could,” “will, “   “intend,”   “expect,”   “anticipate,”   “plan,” and similar expressions are used to identify  forward-looking  statements.  Undue reliance should not be placed on these forward-looking statements.  Force Protection’s actual results could differ materially from those anticipated in the  forward-looking  statements  for  many reasons  including:  its ability to raise capital when necessary; availability of parts and raw materials for its products; continued customer acceptance of its products; ongoing success of its research and development efforts;  greater than expected costs; and other risks and uncertainties as may be detailed from  time  to  time  in  Force Protection’s  public announcements and SEC filings. Although Force Protection believes  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  Force Protection’s future  results,  levels  of  activity,  performance  or achievements may not meet these expectations.  Force Protection does not intend to update any of the  forward-looking statements after the date of this document to conform these statements  to  actual  results  or  to  changes  in its expectations, except as required  by  law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: August 14, 2008
/s/ Michael Moody
(Signature)

Name: Michael Moody
Title: President and Chief Executive Officer